                   AMENDMENT TO PLAN AND AGREEMENT OF MERGER



         This is an Amendment to that certain Plan and Agreement of Merger ("Agreement of Merger") by and between Fidelity Holdings, Inc., a Nevada Corporation ("Fidelity"), Major Automotive Group, Inc., a New York Corporation (the "Merging Corporation"), Major Acquisition Corp., a New York Corporation (the "Surviving Corporation") and Bruce Bendel (the "Shareholder of the Merging Corporation").


                                  BACKGROUND


         A. The Merger Agreement was executed by all parties on or about April 21, 1997.

         B. Article 1.2 of the Merger Agreement set a closing date on or before One Hundred Twenty (120) days from the execution of the Merger Agreement unless such time period was mutually extended.

         C. The parties hereto have agreed that it is in their best interest to mutually extend the closing date to a time and date mutually agreed upon but in no event beyond One Hundred Twenty (120) days from the effective date of this amendment, unless further extended by mutual consent.

         NOW, THEREFORE, with the foregoing recital paragraphs incorporated herein by this reference, and for other good and valuable consideration acknowledged to have been exchanged and received, the parties hereto, intending to be legally bound, hereby agree as follows:


                                   ARTICLE 1

                           EXTENSION OF CLOSING DATE


         The closing of the transaction contemplated by the Merger Agreement (the "Closing") shall occur on a mutually agreed upon date at the offices of Fidelity, which date shall be not more than One Hundred Twenty (120) days from August 1, 1997 (the 'Extension Date"), unless mutually extended (the "Closing Date").

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                                   ARTICLE 2

                      SURVIVAL OF MERGER AGREEMENT TERMS


         All of the terms, conditions, liabilities, limitations and obligations set forth in the Merger Agreement, except as expressly amended in this Agreement. shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective the 1st day of August 1997.

                                   FIDELITY HOLDINGS, INC.

ATTEST:                             /s/ Doron Cohen
---------------------------         ----------------------------
                                    Doron Cohen , President

                                    MAJOR AUTOMOTIVE GROUP, INC.

ATTEST:                             /s/ Bruce Bendell
---------------------------         ----------------------------
                                    Bruce Bendell, President

                                    MAJOR ACQUISITION CORP.

ATTEST:                             /s/ Doron Cohen
---------------------------         ----------------------------
                                    Doron Cohen, Vice Pres.

                                    As to Article 2
                                    MAJOR CHEVROLET, INC.

ATTEST:                             /s/ Bruce Bendell
---------------------------         ----------------------------
                                    Bruce Bendell, President

                                    As to Article 2
                                    Major Dodge, Inc.

ATTEST:                             /s/ Bruce Bendell
---------------------------         ----------------------------
                                    Bruce Bendell, President

                                    As to Article 2
                                    Major Subaru, Inc.

ATTEST:                             /s/ Bruce Bendell
---------------------------         ----------------------------
                                    Bruce Bendell, President

                                    As to Article 2
                                    Major Chrysler, Plymouth, Jeep, Eagle, Inc.

ATTEST:                             /s/ Bruce Bendell
---------------------------         ----------------------------
                                    Bruce Bendell, President

ATTEST:                             /s/ Bruce Bendell
---------------------------         ----------------------------
                                    Bruce Bendell





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